As filed with the Securities and Exchange Commission on November 9, 2026
___________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2026

OPPENHEIMER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-12043

Delaware	98-0080034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
85 Broad Street
New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 668-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A non-voting common Stock	OPY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement

On November 5, 2026, Viner Finance Inc. (“Viner”), a wholly owned subsidiary of Oppenheimer Holdings Inc. (the “Company”), entered into a lease agreement (the “Lease”) with RXR 32 Old Slip Owner LLC (the “Landlord”) for approximately 221,339 rentable square feet of office space at 32 Old Slip, New York, New York (the “Premises”). The Premises are expected to serve as the Company’s principal New York City offices and house its executive management team and many of its administrative functions, as well as its research, trading, investment banking and asset management operations. There is no material relationship between the Company or any of its affiliates and the Landlord, other than in respect of the Lease.

The Lease has an initial term of approximately 15.5 years from the Landlord’s delivery of the final portion of the Premises, consisting of a rent-free period of at least six months followed by a 15-year period beginning on the rent commencement date. The term will commence on a tranche-by-tranche basis as the Landlord delivers each portion of the Premises. Viner will not pay fixed rent on any portion of the Premises until the rent commencement date, which will be the later of (i) six months after the Landlord delivers the final portion of the Premises and (ii) July 1, 2028. Fixed annual rent will be approximately $13.3 million for the first five years following the rent commencement date and approximately $14.4 million for the next five years, subject to a two-month rent abatement during the final two full months of the tenth year following the rent commencement date, and approximately $15.5 million thereafter through the scheduled expiration date. Viner will also be responsible for certain additional rent and other charges under the Lease.

The Landlord will perform specified delivery-condition and turnkey work for the Premises at the Landlord’s expense, subject to the terms of the Lease. The Company expects to incur significant additional capital expenditures for furniture, equipment and technology, as well as for any improvements or upgrades to the Premises beyond the scope of the Landlord's work, which will be at Viner's expense, in connection with the relocation. The Lease also provides Viner with certain renewal and expansion rights and an option, subject to specified conditions, to terminate the Lease with respect to all or a portion of the Premises effective as of the tenth anniversary of the rent commencement date, upon payment of a termination fee (a maximum aggregate of approximately $24 million) based on the Landlord’s unamortized leasing costs.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 7.01. Regulation FD Disclosure

On November 9, 2026, the Company issued a press release announcing the execution of the Lease. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected use of the Premises, the expected timing of delivery of the Premises and the rent commencement date, the Company’s expected capital expenditures in connection with the relocation, and the Company’s expected rent and other obligations under the Lease. Words such as “expect,” “will,” “anticipate,” “intend,” “plan” and similar expressions identify forward-looking statements. These statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including delays in the Landlord’s delivery of the Premises or completion of its work, construction and relocation costs, changes in the Company’s space requirements, and the other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update them, except as required by law.

ITEM 9.01. Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Exhibit
10.1	Lease Agreement, dated as of November 5, 2026, between RXR 32 Old Slip Owner LLC and Viner Finance Inc. (Certain information has been redacted)
99.1	Press release dated November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: November 9, 2026 By: /s/ Robert S. Lowenthal --------------------------------- Name: Robert S. Lowenthal Title: Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Lease Agreement, dated as of November 5, 2026, between RXR 32 Old Slip Owner LLC and Viner Finance Inc. (Certain information has been redacted)
99.1	Press release dated November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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